SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in Pollex, Inc., a Nevada corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) (the “Offering Amount”) of units of securities of the Company (each, a “Unit” and, collectively, the “Units”), at a purchase price of $0.50 per Unit (the “Purchase Price”), with each Unit consisting of: (i) one (1) share of common stock of the Company (the “Shares”); and (ii) warrants to purchase two and one-half (2.5) shares of common stock (the “Warrants”). Each Warrant shall be exercisable at any time on or after the date of issuance for a period of three (3) years at an exercise price per share equal to $0.60, subject to adjustment as provided in the agreement evidencing the Warrants in the form attached hereto as Exhibit A. The shares underlying the Warrants may hereinafter be referred to as the “Warrant Shares”, and, together with the “Shares”, the “Securities”.

The Company intends to enter into a share exchange (the “Share Exchange”) to acquire e-Marine, Inc., a company organized under the laws of South Korea (“e-Marine”), which is an information and communications technology provider.

Each Subscriber will receive a draft of the Current Report on Form 8-K describing the planned Acquisition and will be required to reconfirm their purchase of Securities prior to the closing for the Offering Amount.

1.	SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Securities indicated on the signature page hereof on the terms and conditions described herein.

(b) Purchase of Securities. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Securities shall be as set forth in the preamble to this Agreement, and the Company shall round up, or down, to the nearest whole number any fractional purchases per Securities, for an aggregate purchase price as set forth on the signature pages hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Securities subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the Escrow Agreement and wire instructions attached hereto as Exhibit B. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

(c) Anti-Dilution. Notwithstanding any other provision of this Agreement, if, within six (6) months from the date on which the Share Exchange is consummated, the Company shall issue additional Shares or other securities exchangeable for, convertible into, or exercisable for Shares, for a consideration per share, or with an exercise or conversion price per share, less than the Purchase Price (the “Lower Price”), the Subscriber shall be entitled to promptly receive from the Company (for no additional consideration), additional Shares in an amount such that, when added to the number of Shares purchased by the Subscriber under this Agreement, will equal the number of Shares that the Subscriber’s Purchase Price for the Shares set forth on the signature page hereof would have purchased at the Lower Price.

2.	Acceptance, Offering Term and Closing Procedures

(a) Acceptance or Rejection. The obligation of the Subscriber to purchase the Securities shall be irrevocable, and the Subscriber shall be legally bound to purchase the Securities subject to the terms set forth in this Agreement. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Securities in whole or part in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription. In the event of rejection of this subscription by the Company in accordance with this Section 2, or if the sale of the Securities is not consummated by the Company for any reason or no reason, this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company, without interest thereon or deduction therefrom.

(b) Closing. The closing of the Offering shall occur upon the earlier of: (i) the date on which the total Offering Amount has been subscribed for and accepted by the Company (the “Final Closing”); and (ii) July 17, 2017, or such other date as determined by the Company (the “Termination Date”). As used herein, “Closing” shall mean either “Final Closing” and “Termination Date.” The Closing shall take place at the offices of Sichenzia Ross Ference Kesner LLP, 61 Broadway, 32nd Fl., New York, NY 10006 or such other place as determined by the Company. The Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 7 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Securities purchased by the Subscriber will be delivered by the Company promptly following the Closing.

(c) Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

3.	THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

(b) The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii) The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii) The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(iv) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering.

(vi) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c) The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d) The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered (i) the matters described in the press release issued by the Company on July 11, 2017, a copy of which is attached as Exhibit C hereof, which describes the circumstances that caused the OTCMarkets Group to place a “Caveat Emptor” warning on the Company’s stock; and (ii) each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings (as defined in Section 4(f) below), which risk factors are incorporated herein by reference.

(e) The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that, except as otherwise provided in Section 5 hereof, the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f) No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Securities, the Subscriber is not relying upon any representations other than those contained herein.

(g) The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h) The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(i) Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k) The Subscriber is unaware of, is in no way relying on, and did not become aware of, the Offering through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(l) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m) The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(n) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(o) This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(p) The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.

(q)  he Subscriber is, and on each date on which the Subscriber continues to own restricted securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding the value of their primary residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(r) The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings.

(s)       The Subscriber acknowledges receipt and careful review of all documents furnished in connection with this transaction by the Company (collectively, the “Offering Documents”) and has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desires to know; and the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which the Subscriber has requested.

(t)       The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, the Subscriber must give such firm the notice required by the FINRA’s Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

(u)       The Subscriber hereby acknowledges that neither the Company nor any persons associated with the Company who may provide assistance or advice in connection with the Offering (other than the placement agent, if one is engaged by the Company) are or are expected to be members or associated persons of members of the FINRA or registered broker-dealers under any federal or state securities laws. This Offering is made directly by the Company.

(v)       The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and, in entering into this transaction, the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

(w)       All information provided by the Subscriber in the Investor Questionnaire attached hereto is true and accurate in all respects, and the Subscriber acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to the Subscriber without giving rise to the loss of the exemption from registration under applicable securities laws.

4.	The Company’s Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)       The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b)       Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company on a fully diluted basis as of the Closing Date is set forth on Schedule 4(b). Except as set forth on Schedule 4(b), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries.

(c)       The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 4(b). There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock.

(d)       The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(e)       Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s organizational materials, as amended to date, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(f)       The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Securities Act and the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(g)       The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Securities. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(h)       The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith; provided, however, that the Company’s liability shall not exceed the Subscriber’s Aggregate Purchase Price tendered hereunder.

5.	PIggy-back registration rights

(a)       For a period of twelve (12) months following the Closing Date, the Company shall notify the Subscriber in writing at least twenty (20) days prior to the filing of any registration statement under Securities Act, in connection with a public offering of shares of the Company’s common stock (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, or (iii) on any registration form that does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Securities) and will afford the Subscriber an opportunity to include in such registration statement all or part of the Securities held by the Subscriber. In the event the Subscriber desires to include in any such registration statement all or any part of the Securities held by the Subscriber, the Subscriber shall within ten (10) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Securities that the Subscriber wishes to include in such registration statement. If the Subscriber decides not to include all of its Securities and in any registration statement thereafter filed by the Company, the Subscriber shall nevertheless continue to have the right to include any Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein.

(b)       Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering or private placement advise the Company that the total amount or kind of securities that the Subscriber, the Company and any other persons intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering or private placement, then the amount or kind of securities to be offered for the various parties wishing to have shares of the Company’s common stock registered shall be included in the following order:

(i) if the Company proposes to register treasury shares or authorized but unissued shares of its common stock (collectively, “Primary Securities”):

(A) first, the Primary Securities; and

(B) second, the Securities requested to be included in such registration statement, together with shares of its common stock that do not constitute Securities or Primary Securities (“Other Securities”) held by parties exercising similar piggy-back registration rights (or if necessary, such Securities and Other Securities pro rata among the holders thereof based upon the number of such Securities and Other Securities requested to be registered by each such holder).

(ii)       if the Company proposes to register Other Securities:

(A) first, the Other Securities requested to be included in such registration by holders exercising demand registration rights; and

(B) second, the Securities requested to be included in such registration, together with Other Securities held by parties exercising similar piggy-back registration rights (or if necessary, such Securities and Other Securities pro rata among the holders thereof based upon the number of such Securities and Other Securities requested to be registered by each such holder).

Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a registration statement referred to herein at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without obligation to the Subscriber.

(c)       In connection with its obligation under this Section 5, the Company will (i) furnish to the Subscriber without charge, at least one copy of any effective registration statement and any post-effective amendments thereto, including financial statements and schedules, and, if the Subscriber so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the SEC; and (ii) deliver to the Subscriber and the underwriters, if any, without charge, as many copies of the then effective prospectus included in the registration statement, as the same may be amended or supplemented (including such prospectus subject to completion) (the “Prospectus”), and any amendments or supplements thereto as such persons may reasonably request.

(d)       As a condition to the inclusion of its Securities, the Subscriber shall furnish to the Company such information regarding the Subscriber and the distribution proposed by the Subscriber as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(e)       The Subscriber agrees by acquisition of the Securities that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Company’s Board of Directors, requires the suspension of the Subscriber’s rights under this Section 5, the Subscriber will forthwith discontinue disposition of the Securities pursuant to the then current Prospectus until the Subscriber is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, the Subscriber will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Subscriber’s possession, of the Prospectus covering the Securities at the time of receipt of such notice.

(f)       The Subscriber hereby covenants with the Company (i) not to make any sale of Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, Nasdaq Capital Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 business days prior to the date on which the Subscriber first offers to sell any such Securities.

(g)       The Subscriber acknowledges and agrees that the Securities sold pursuant to a registration statement described in this Section 5 are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing the Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (x) the Securities have been sold in accordance with such registration statement and (y) the requirement of delivering a current Prospectus has been satisfied.

(h)       The Subscriber shall not take any action with respect to any distribution deemed to be made pursuant to such registration statement that would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

(i)       Upon the expiration of the effectiveness of any registration statement described in this Section 5, the Subscriber shall discontinue sales of the Securities pursuant to such registration statement upon receipt of notice from the Company of the Company’s intention to remove from registration the Securities covered by such registration statement that remain unsold, and the Subscriber shall notify the Company of the number of registered Securities that remain unsold immediately upon receipt of such notice from the Company.

(j)       Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company, registration of the Securities and is not required by the Securities Act, in connection with a proposed sale of such Securities, the Subscriber shall have no rights pursuant to this Section 5. In furtherance and not in limitation of the foregoing, the Subscriber shall have no rights pursuant to this Section 5 at such time as all of the Subscriber’s Securities may be sold without limitation pursuant to Rule 144.

6.	Use of Proceeds

The Company anticipates using the gross proceeds from the Offering for general corporate purposes including growth initiatives and capital expenditures.

7.	CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a)       As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)       The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

8.	MISCELLANEOUS PROVISIONS

(a)       All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)       Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)       Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)       The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)       Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)       Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)       This Agreement is not transferable or assignable by the Subscriber.

(h)       This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(i)       The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(j)       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ACCEPTED this ___ day of ____________ 2017, on behalf of POLLEX, INC.

By:
Name:
Title:

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of __________ 2017.

x $0.50 =
Units* subscribed for		Aggregate Purchase Price
- Number of Shares
-Number of Warrants
*1 Unit consists of 1 Share and 2.5 Warrants

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 10.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	________________________________ Name of Additional Purchaser

_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser

_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code

_________________________________ Social Security Number	_________________________________ Social Security Number

_________________________________ Telephone Number	_________________________________ Telephone Number

_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)

_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)

__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:

Federal Taxpayer Identification Number:

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By: _________________________________ Name Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

[ ]	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock (the “Shares”) and warrants to purchase shares of common stock (the “Warrants”, and, together with the Shares, the “Securities”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors.

[ ]	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

[ ]	You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Securities and its underlying securities in excess of $5,000,000.

[ ]	You are a director or executive officer of the Company.

[ ]	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Securities (excluding principal residence).

[ ]	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

[ ]	You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities and whose subscription for and purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

[ ]	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Securities, your:

Investment Objectives:	[ ]	Aggressive Growth	[ ]	Speculation

Risk Tolerance:	[ ]	Low Risk	[ ]	Moderate Risk	[ ]	High Risk

Are you associated with a FINRA Member Firm? [  ] Yes [  ] No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____	____	I/We understand that this investment is not guaranteed.

____	____	I/We are aware that this investment is not liquid.

____	____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____	____	failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

FINRA Affiliation

Are you affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority, Inc. as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm?

Yes____ No_____

If the answer is “yes,” then, in order to purchase securities in the offering, the Subscriber will need to provide the Issuer with a FINRA member affiliate certification whereby the FINRA member firm acknowledges the affiliation and its receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice with respect to an investment in Securities pursuant to the offering described herein.

Anti-Money Laundering Rules

In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

(a)	Payment Information

(i)       Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

(ii)       Subscriber’s wiring instructions at the Wiring Bank:

       Is the Wiring Bank located in the U.S. or another “FATF Country”*?

_____ Yes    ______ No

(iv) Is Subscriber a customer of the Wiring Bank?

_____ Yes    ______ No

(b)       Additional Information

Investors wishing to subscribe must provide the following additional information or documents unless you have previously delivered such information to the Company or to a Placement Agent for the Offering as part of the establishment of your account at the Placement Agent.

For Individual Investors:

____	A government issued form of picture identification (e.g., passport or drivers license).

____	Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

____	One or more of the above documentations has previously provided to Placement Agent.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____	A letter of reference for any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	One or more of the above documentations has previously provided to Placement Agent.

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

____	If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

_____	One or more of the above documentations has previously provided to Placement Agent.

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Securities.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please provide signature of Purchaser’s duly authorized signatory.)	Signature of Co-Purchaser

Name of Signatory (Entities only)

Title of Signatory (Entities only)

VERIFICATION OF INVESTMENT ADVISOR/BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering. I acknowledge:

(a)	that I have reviewed the Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b)	that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c)	that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Deposit securities from this offering directly to purchaser’s account? [  ] Yes [  ] No

If “Yes,” please indicate the account number: _____________________________________

Broker/Dealer	Account Executive

(Name of Broker/Dealer)	(Signature)

(Street Address of Broker/Dealer Office)	(Print Name)

(City of Broker/Dealer Office) (State) (Zip)	(Representative I.D. Number)

(Telephone Number of Broker/Dealer Office)	(Date)

(Fax Number of Broker/Dealer Office)	(E-mail Address of Account Executive)

SCHEDULE 4(b)

Capitalization

Capitalization following closing of the Offering at:		$0.50

Issued and Outstanding	20,500,000	shares
$2,250,000	Common Stock	%
Issued in the Offering	4,500,000	21.95%
Pubco Float	1,025,000	5.00%
E-Marine Shareholders	14,975,000.00	73.05%
Total	20,500,000	100.00%

	Warrants	%
2.5 Warrants per Share
Investor Warrants*	11,250,000	91.09%
Consultants**	1,100,000	8.91%
Total	12,350,000	100.00%

*Exercise Price	$0.60
**Exercise Price	$0.10

Exhibit A

Form of Warrant

(see attached)

Exhibit B

Form of Escrow Agreement

(see attached)

Exhibit C

Press Release

Exhibit C

Pollex, Inc. Issues Statement About July 2017 Promotional Activity Concerning Its Common Stock

By PR Newswire, July 11, 2017, 01:15:00 PM EDT

SANTA CLARA, Calif., July 11, 2017 /PRNewswire/ — Pollex, Inc. (OTCMarkets:PLLX) announced today that it has been made aware of recent trading and promotional activity concerning PLLX common stock. The Company has been informed that the higher than average trading volume in the Company’s stock may be the result of promotional activity. The Company has been informed that an email from ProTrader was sent out promoting PLLX. The Company was not aware of this promotional activity.

Pollex states definitively that the Company, its officers, directors and, to the Company’s knowledge, its controlling shareholders (i.e., shareholders owning 10% or more of the Company’s securities) have not, directly or indirectly, authorized or been involved in any way (including payment to a third-party) with the creation or distribution of promotional materials; and that the Company, its officers, directors and, to the knowledge of the Company, any controlling shareholders, have not sold or purchased the Company’s securities within the past 30 days.

The Company encourages those interested in the Company to rely solely on information included in its press releases combined with its filings and disclosures made with OTCMarkets Group. The Caveat Emptor warning is mandated for 30 days, wherein a review by OTCMarkets shall take place to decide on its removal. The Company is determined to take appropriate measures in this time to satisfy without delay, any and all concerns which brought on the label. We thank OTCMarkets for their openness and consideration to the investors of Pollex.

About Pollex

Pollex, Inc. was formed in 2001 to be an online game publisher. Pollex, Inc. is currently operating the online game, The Great Merchant, at its website http://www.thegreatmerchant.com. Players can download the game for free from our website and interact with other players in the game to trade, fight, and explore the game world.

Safe Harbor

This presentation contains forward-looking statements which relate to future events or Pollex’s future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as result of a number of factors, including those described from time to time in Pollex’s filings with the Securities and Exchange Commission. Pollex undertakes no duty to update any forward-looking statements made herein.

Investor Contact:

Contact info:

Pollex, Inc.

info@pollexinc.com

+1-408-350-7340

Vieworiginalcontent: http://www.prnewswire.com/news-releases/pollex-inc-issues-statement-about-july-2017-promotional-activity-concerning-its-common-stock-300486325.html

SOURCE Pollex, Inc.